Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Blue Bird Corporation (the “Company”) on Form 10-Q for the quarterly period ended January 1, 2022, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Matthew Stevenson, Chief Executive Officer of the Company, and Razvan Radulescu, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 9, 2022	/s/ Matthew Stevenson
Matthew Stevenson
Chief Executive Officer

Dated:	February 9, 2022	/s/ Razvan Radulescu
Razvan Radulescu
Chief Financial Officer